UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

SANTA FE ENERGY TRUST

(Exact name of registrant as specified in its charter)

Texas	1-11450	76-6081498
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

JPMorgan Chase Bank, N.A., Trustee

Institutional Trust Services

700 Lavaca

Austin, Texas 78701

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (512) 479-2562

None

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On January 31, 2005, Santa Fe Energy Trust issued a press release announcing the trust income distribution for the operating quarter ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is furnished herewith:

99.1                           Press release dated January 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE ENERGY TRUST
(Registrant)

By: JPMorgan Chase Bank, N.A., Trustee

	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President & Trust Officer

Date: January 31, 2005

EXHIBIT INDEX

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release dated January 31, 2005.